UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021 (February 23, 2021)

HUDSON EXECUTIVE INVESTMENT CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40100	85-2617306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lexington Avenue, 35th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 521-8495

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	HIIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HIIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2021, Hudson Executive Investment Corp. III (the “Company”) consummated its initial public offering (“IPO”) of 60,000,000 units (the “Units”), including the issuance of 7,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-fifth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $600,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252744) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 4, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated February 23, 2021, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated February 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated February 23, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and HEC Sponsor III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated February 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated February 26, 2021, by and among the Company, the Sponsor and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated February 23, 2021, by and among the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated February 26, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Forward Purchase Agreement, dated February 26, 2021, by and between the Company and HEC Master Fund LP, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 9,333,334 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $14,000,001. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, in connection with the IPO, Barry L. Zubrow, Ashley Dombkowski, Douglas Renert and Roni Frank were appointed to the board of directors of the Company (the “Board”). Each of Mr. Zubrow, Dr. Dombkowski, Mr. Renert and Ms. Frank is an independent director. Effective February 23, 2021, Mr. Zubrow, Dr. Dombkowski and Mr. Renert were appointed to the Board’s Audit Committee, with Mr. Zubrow serving as the chair of the Board’s Audit Committee. Effective February 23, 2021, Mr. Zubrow, Dr. Dombkowski and Mr. Renert were also appointed to the Board’s Compensation Committee, with Mr. Zubrow serving as the chair of the Board’s Compensation Committee.

Following the appointment of Mr. Zubrow, Dr. Dombkowski, Mr. Renert and Ms. Frank, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Dr. Dombkowski and Mr. Renert and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Zubrow and Douglas L. Braunstein and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Ms. Frank and Douglas G. Bergeron and will expire at the Company’s third annual meeting of stockholders.

On February 23, 2021, each of Mr. Zubrow, Dr. Dombkowski, Mr. Renert and Ms. Frank, in connection with their appointments to the Board, and Mr. Braunstein and Mr. Bergeron (collectively, the “Directors”), together with Mr. Jonathan Dobres, our chief financial officer, entered into the Letter Agreement, as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On February 25, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $600,000,000, comprised of $588,000,000 of the proceeds from the IPO (which amount includes $21,000,000 of the underwriters’ deferred discount) and $12,000,000 of the $14,000,001 of proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 23, 2021, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated February 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 23, 2021, by and among the Company, its executive officers, its directors and HEC Sponsor III LLC.

10.2	Investment Management Trust Agreement, dated February 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 26, 2021, by and among the Company, HEC Sponsor III LLC and the other holders party thereto.

10.4	Private Placement Warrants Purchase Agreement, dated February 23, 2021, by and among the Company and HEC Sponsor III LLC.

10.5	Administrative Services Agreement, dated February 26, 2021, by and between the Company and HEC Sponsor III LLC.

10.6	Forward Purchase Agreement, dated February 26, 2021, by and between the Company and HEC Master Fund LP.

99.1	Press Release, dated February 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON EXECUTIVE INVESTMENT CORP. III

By:	/s/ Jonathan Dobres
Name: Jonathan Dobres
Title: Chief Financial Officer

Dated: March 1, 2021